Exhibit 10.26

(English Translation)

CONSTRUCTION CONTRACT No. IPB 1.5./103

Minsk	December 2011

EPAM Systems, a foreign limited liability company, hereinafter referred to as the Customer, represented by General Director Sergey Fyodorovich Divin, acting on the basis of the Charter, party of the first part, and IDEAB Project Eesti AS, hereinafter referred to as the Contractor, represented by Management Committee Member Galina Valerievna Nikitina, acting on the basis of the Charter, party of the second part, hereinafter jointly referred to as the Parties, have concluded this contract as follows, in accordance with the Rules for the Conclusion and Performance of Construction Contracts approved by Decree No. 1450 of the Council of Ministers of the Republic of Belarus dated 15 September 1998 (hereinafter referred to as the Rules).

Section 1. TERMS AND DEFINITIONS

1.1 The following terms and definitions used in the Contract, which start with a capital letter, shall have the following meanings:

•	Advance Payment: money paid by the Customer to the Contractor as advance payment for the Work to be performed under the Contract.

•	Statement: the work completion statement in accordance with Appendix 1 to the Agreement.

•	Construction Site Transfer Statement: the document confirming the Customer’s transfer of the construction site for the performance of the Work to the Contractor (Appendix 3).

•	Contract: this Contract with all changes, amendments and appendixes signed or to be signed by the Parties during the performance of the Contract.

•

Engineer: a legal entity and/or individual hired by the Customer, in accordance with the procedure set by the law, for the performance of part of the Customer’s obligations related to construction of the Facility, other than obligations to pay for the Work, as well as for the provision of engineering and technical support services for the construction of the Facility. The Engineer may also act as the Technical Inspector.

•

As-built documentation: the set of working drawings for construction of the Facility with signatures confirming that work performed matches the content of the drawings, or with the changes that were agreed upon with the designer, made by parties responsible for performance of the work; a general work log, special logs for individual types of work; concealed work inspection statements, results of testing and assessment of equipment, systems, networks and devices; compliance certificates, state hygiene registration certificates for the construction materials used by the Contractor, documents for the geodesic control network for construction, as well as for the geodesic work performed during construction, geodesic surveys for utility lines, structures at the Facility, and other documentation required in accordance with the law.

•	Equipment: machines and mechanisms required to perform and complete work and cure defects, other than Construction Materials that are deemed to constitute or that constitute part of the Facility.

•

Facility: the Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk with a total area of 14,071.10 m2 in accordance with design documentation (See section 2.3 of the Construction Management Plan 237-08/11-OC).

•	Inspection: an inspection initiated by the Customer or the Technical Inspector of the scope, cost and/or quality of work performed and/or being performed.

•

Work: all work to construct the Facility specified in the design documentation in accordance with building codes and rules and other regulations, in accordance with the requirements for the technical sequencing of construction, to the extent required to perform the Contract and commission the Facility, other than the work specified in Appendix 12 to the Contract. The Work shall be performed using the Contractor’s maintenance [using the Contractor’s work and labor.

•

Design documentation: the design documentation for the Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk, which has undergone state expert review, which has been duly endorse and approved, with the Client’s “Ready for the Performance of Work” stamp affixed. The structure and content of design documentation have been specified in Appendix 8 to the Contract.

•	Concealed Work: work that is concealed by subsequent Work, work whose quality and accuracy cannot be verified after subsequent work has taken place.

•	Certificate: an informational statement on the cost of the work completed in accordance with Appendix 2 to the Contract.

•

Construction Materials: materials, products, equipment, systems, installations, structures, finishing materials and other property, which become an integral part of the Facility during the performance of the Work, and which, if removed from the Facility, would reduce the value of the Facility or make the operation of the Facility impossible or dangerous for the Facility’s technical condition or change its operation or operating conditions.

•

Construction Site: the area identified in the plan in accordance with Appendix 3 to the Contract on the Land Plot transferred to the Contractor for the performance of the Work, location of Equipment, Construction Materials, industrial premises, amenities and communications used during the performance of the Work.

•

Technical Inspector: an individual or organization authorized by the Contractor to perform technical supervision of construction at the Facility in accordance with the law of the Republic of Belarus. The scope of the Technical Inspector’s purview is determined by the contract executed between the Customer and the Technical Inspector. The Customer itself may act as the Technical Inspector.

•

Advance Payment for a Specific Purpose: money paid by the Customer to the Contractor on the basis of a request from the Contractor for the timely purchasing of Construction Materials for the performance of the Work. The request form for an advance for a specific purpose is given in Appendix 4 to the Agreement.

1.2. The terms and definitions given in clause 1.1. of the Contract must be used not only in connection with the interpretation, performance, amendment, termination of the Contract, or evaluating the validity of the Contract, but also when compiling all other documents related to the Contract.

1.3. The definitions of other terms used in this Contract shall be those stipulated by the current law of the Republic of Belarus.

1.4. Terms used in the singular shall also mean the plural and vice versa where required by the context.

Section 2. SUBJECT OF THE CONTRACT

2.1. In accordance with the procedures and terms stipulated by the Contract, the Contractor agrees to perform work to construct the following facility in accordance with the requirements of Design Documentation, Technical Regulations and other current regulations, at its own risk with its own resources or those hired with the Customer’s prior agreement: the Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk, and the Customer agrees to provide the Construction Site to the Contractor together with permits required to start and perform the work, to pay for the Work and to accept the results of such Work in accordance with the terms of the Contract.

2.1.1. The Work Start Date is 8 December 2011, provided that the terms specified in clause 5.2 of the Contract are met.

2.1.2. The Work Completion Date is 15 September 2012, which is 9 months from the day on which the Contract is signed.

2.2. The Work on the Facility shall be carried out using the Contractor’s Equipment and Construction Materials. The list of Construction Materials supplied by the Contractor, as specified in the Design Documentation, is given in Appendix 5 to the Contract and has been agreed to by the Customer.

2.4. Neither party may transfer its obligations under the Contract to a third party without the prior agreement of the other Party. This provision does not apply to the transfer of obligations to an insurance company, EPAM SYSTEMS (CYPRUS) LIMITED, or the hiring of an engineering company.

Section 3. CONTRACT PRICE

3.1. The Contract Price of all the Work to construct the Facility performed by the Contractor hereunder is calculated as follows:

3.1.1. The price of all the Work to construct the Facility (Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk) with finishing, other than the scope of work specified in Appendix 12, in the scope specified in the Design Documentation and the design plans agreed to by the Customer with the attached finishing report is final, unchangeable, fixed and contractual and totals US$17,208,955.30 (seventeen million two hundred and eight thousand nine hundred and fifty-five US dollars and thirty cents), including VAT, at the time the Contract is executed. The price of 1 m2 of the Facility is US$1,223 (one thousand two hundred and twenty-three US dollars). The construction price given in this clause can be changed only in those instances provided for by this Contract.

The price of all the Work to build the Facility includes, among other things, the cost of the Construction Materials supplied by the Contractor, the cost of the Work in accordance with Appendix 7, all taxes and other mandatory payments to the state budget and non-budgetary funds, including VAT paid in connection with the import of goods into the Republic of Belarus, VAT on sales of goods, work, and services paid by the Customer or the Contractor, customs duties and levies, as well as other expenses incurred by the Parties in connection with the performance of their obligations under this Contract with the exception of work detailed in Appendix 12.

If the amount of VAT paid during the sale of goods, work, services under this Contract is less than US$1,976,989.55 (one million nine hundred and seventy-six thousand nine hundred and eighty-nine US dollars and fifty-five cents) or $140.50 (one hundred and forty US dollars and fifty cents) per m2 of the total area of the Facility in accordance with this Contract, the Contract price given in the first paragraph of this clause shall be reduced by the difference between the VAT paid and the amount of VAT specified in this clause;

In circumstances stipulated by law where the Customer pays the VAT and/or other taxes and charges in connection to the performance of this Contract, the Contract price shall be reduced by the amount of taxes and charges paid by the Customer.

If either Party is partially or completely released from paying any taxes, charges or making other payments included in the price of construction given in paragraph one of clause 3.1.1. of this Contract, the price of construction shall be reduced by the amount by which taxes, charges and/or other payments included in the price of construction are reduced, including in the event of benefits or preferences being provided. If either Party receives benefits that cause the price of Facility Construction Work under this Contract to be reduced to less than US$1,000 (one thousand US dollars) per m2, the other Party shall be entitled to receive from the former 50% of the difference between US$1,000 (one thousand US dollars) and the reduced amount per m2.

In the event of other changes to tax law that cause the tax rates included in the price of construction to change, the Contract Price may be changed at the request of one of the Parties.

If the Facility Construction Price (excluding VAT and customs duties) is higher than US$1,000 (one thousand US dollars) per m2, the price of construction given in paragraph one of clause 3.1.1. shall be reduced by the difference between the actual price and US$1,000 per m2.

3.1.2. The cost and scope of work and materials specified in Appendix 12 and the procedure for selecting contractors shall be agreed upon by the Parties separately. Once the Parties reach agreement on this issue, they shall sign a supplemental agreement indicating the scope, timeframes and cost of work for the relevant sections of the Design Documentation.

The Contractor shall ensure that the Customer participates in development of the technical design specifications for this set of work. The Contractor’s fee shall be included in the cost of the work.

3.1.3. The Contract price shall not include the costs for setting up the construction site in those circumstances provided for by this Contract, nor shall it include costs for obtaining permits and approvals from state and operational services required to start and conduct construction of the Facility as well as to obtain permits for its entry into service, and these costs shall be borne by the Customer.

3.2. The Contract Price of the Work may only be adjusted by the Parties during the performance of the Work by executing an additional agreement if the Customer changes the agreed volume or composition of the Work as well as the finishing materials or design documentation, but by no more than the cost of the changes made.

The Parties have agreed to make their best efforts to make the relevant changes to the Contract on terms which are fair for both sides by executing an additional agreement to the Contract.

3.3. For the purposes of securing the Contractor’s obligations under this Contract, within 15 business days of the day on which this Contract is executed the Parties shall sign an agreement pledging the construction materials used for construction of the Facility under this Contract, including materials the Contractor may receive in the future.

If the Customer insures itself against the risk of losses caused by the Contractor’s failure to (adequately) perform its obligations under this Contract, the Contractor agrees to assist in the conclusion of the appropriate insurance agreement (provide and/or sign the required documents etc.), as well as to pay the costs arising from such insurance together with the Customer. The

Parties have agreed that the maximum amount payable by the Contractor for the purposes of such insurance shall be no more than US$15,000 (fifteen thousand US dollars) in total for this Contract.

3.4. If the Facility’s total area differs from the 14,071.1 m2 stated in this Contract by more than 50 m2 following the completion of construction, the Parties may request that the Contract Price be changed in proportion to the difference. The Facility’s area following the completion of construction shall be determined using the results of the measurements conducted by a commission to be established by the Parties.

Section 4. SETTLEMENT PROCEDURES

4.1. The payment currency under this Contract shall be US dollars.

4.2. Payments shall be made by bank transfer using a payment order. The Parties may also agree to use letter of credit.

4.3. The Customer shall transfer Advance Payments to the Contractor in accordance with the Payment Schedule (Appendix 6) no later than the last day of the month preceding the month in which work is to begin. If the terms for advance payments are breached, the Contractor may suspend work under the Contract by the number of days by which the payment is delayed.

The Customer shall make the first one-off advance payment (for a specific purpose) in the amount of US$700,000 (seven hundred thousand US dollars) for the purchase of Construction Materials referred to in Appendix 10 to this Contract no later than 10 (ten) days after the day on which this Contract is concluded. The Contractor shall supply the Construction Materials referred to in Appendix 10 to this Contract no later than 60 (sixty) calendar days after the day on which the corresponding advance payment is made.

In a request for an advance payment for a specific purpose, the Contractor shall indicate the amount, deadline and procedures for making such advance payments, as well as the name, quantity and composition (technical characteristics) of materials, products and equipment, the delivery terms, taking into account the requirements of the law of the Republic of Belarus regarding foreign trade activity, the cost, as well as the supplier/manufacturer of the goods to be purchased using the one-off advance payment (for a specific purpose). The Contractor shall send the request for an advance payment for a specific purpose no later than 10 (ten) business days before the day on which the payment is made. The Contractor shall attach copies of the documents issued by the manufacturer/supplier of the Construction Materials to the request, indicating that the Construction Materials are ready for delivery and itemizing the composition and price of the Construction Materials delivered and these copies must be certified by the Contractor.

The delivery of materials purchased by an advance payment for a specific purpose shall be made by the deadline given in the Contractor’s application for the advance payment, but no later than 60 (sixty) calendar days after the day the on which the payment is made.

The Contractor shall notify the Customer 2 (two) business days before the Construction Materials delivery date to allow the Customer to participate in accepting the Construction Materials and to visually examine them. Following the delivery of the Construction Materials, the Parties shall compile a statement on the use of the advance payment for a specific purpose and attach documents confirming the delivery of Construction Materials in full.

Advance payments for a specific purpose which are not used by the Contractor or used by it for unauthorized purposes shall be repaid to the Customer on request together with a penalty of 0.1% for each day such payments were not used or used for unauthorized purposes starting after the day on which the funds were transferred to the Contractor’s account. The purpose of the advance payments made may be altered by the Contractor with the consent of the Customer.

The Customer shall make each subsequent advance payment for a specific purpose after the Construction Materials under the previous advance payment have been delivered to the construction site, except as agreed upon with the Customer regarding payments for Construction Materials, non-delivery of which would cause Facility construction the Work on the Facility to be halted.

4.4. Completion of the Work shall be confirmed by Statements signed by the Customer and the Contractor in accordance with the procedure stipulated by the Contract, while the cost of the Work and the basis for making payments for the Work performed shall be Certificates signed by the Customer and the Contractor in accordance with the procedure stipulated by the Contract.

4.5. The payment period for this Contract shall be one month.

4.6. Customer shall pay for the Work performed within 10 (ten) business days after the day on which the Certificate is signed. Moreover, the cost of the Work to be paid for shall be determined after deducting the amount of the advances paid for the corresponding period.

4.7. The source of funds shall be the Customer’s own funds in the amount specified in the Payment Schedule broken down by periods and allocated to the relevant financial year.

Section 5. TIMEFRAME AND PROCEDURE FOR PERFORMANCE AND ACCEPTANCE OF WORK

5.1. The Parties have agreed that the Contractor shall perform all the Work on the terms specified in the Contract and in accordance with the Work Completion Schedule (Appendix 7).

If the Contractor is late in performing the Work under the Work Completion Schedule, the Customer may suspend any and all payments to the Contractor under the Contract until the Contractor eliminates such delays.

5.2. The Contractor shall begin performing obligations as soon as it receives the documents referred to in clause 8.5 of the Contract;

5.3. If the transfer of the Design Documentation or payments under the Contract are delayed by more than 10 (ten) days, the Contractor may move the starting date for the Performance of the Work, but by no more than the length of the delay.

5.4. If the Customer breaches the Contract by failing to perform its obligations to make advance payments and/or paying for the Work and the resulting delay exceeds 10 (ten) banking days, and in cases provided for by the law and the Contract where the Contractor may reasonably suspend performing obligations under the Contract or in the event of unfavorable weather conditions that prevent work from being carried out on the Facility pursuant to technical regulations, the deadline for the performance of work shall be moved by the number of days of delay in the Customer’s performance of its obligations under the Contract or the number of days for which the Contractor suspended performance of the Work or the duration of unfavorable weather conditions as confirmed by the technical inspector’s log. The Contractor shall notify the Customer of suspension of the Work in writing using the procedure specified in this Contract 2 (two) business days before the proposed suspension of work. This shall not require the execution of a supplemental agreement to the Contract. The Contractor hereby confirms that the Work Completion Schedule (Appendix 7) has been prepared taking into account the usual weather conditions for the geographical location where the Work is to be performed. The Contractor has not scheduled any work (stages) for periods when normal weather conditions for that time of year would make it impossible to perform the work, cause the quality of work to be adversely affected, increase the cost of construction or delay the performance of the Work.

If the commensurate extension of the deadline for the performance of work under the circumstances described in this clause does not correspond to the Contractor’s actual time lost in the pace of construction, one of the Parties shall provide a well-substantiated proposal, and the Parties shall agree on a new deadline for the completion of the Work by signing a supplement agreement to the Contract.

5.5. The Work shall be accepted on a monthly basis upon the completion of the Work on the basis of Statements and Certificates supplied by the Contractor. The Contractor shall provide the Customer with a single certificate confirming the cost of the Work performed by it and subcontractors.

5.6. The Contractor shall send the Statement in duplicate and the Certificate in duplicate, to the Customer no later than the 20th (twentieth) day of each month in which the Work was performed.

5.7. The Customer shall review the documents it receives by the 25th (twenty-fifth) day of the current month following receipt of the Statement and the Certificate and:

•	Sign and send 1 (one) Statement and the Certificate to the Contractor; or

•	Refuse to sign the Statement and the Certificate (the Customer must provide the reasons for such refusal).

5.8. If the Customer disagrees with any information given in the Statement and/or the Certificate, it shall return them to the Contractor with a well-substantiated written refusal to sign them and set a date for the Contractor to address any problem areas.

5.9. The Contractor shall notify the Customer and the Technical Inspector of the readiness of critical structures and Concealed Work no later than 2 (two) days before the day on which they are to be accepted and inspection reports are to be drawn up. The Contractor shall begin subsequent Work only after critical structures and Concealed Work have been accepted and inspection reports have been prepared for these structures and such Work.

If Customer representatives, having been appropriately notified of the date of examination, fail to come to the Facility and examine the Concealed Work and/or structures for no good reason, and the delay in performing the examination disrupt the workflow, the Contractor may compile an inspection statement for Concealed Work and/or structures unilaterally.

5.10. If defects and/or any other deficiencies are detected in the Work performed by the Contractor during the work performance period, the Parties shall jointly draw up a defect report containing information about deficiencies and defects identified in the Work, the suspected reasons for such deficiencies and/or defects, the cost of corrective work, as well as the terms, procedures and deadline for the Contractor to address such deficiencies.

5.11. The Contractor’s obligations under the Contract concerning performance of work to construct the Facility (building) shall be considered to have been performed when the Facility is transferred to the Customer under a statement.

5.12. Once the Work is completed (the last Statement is signed), the Contractor shall notify the Customer of the need to accept the Facility (building). The Customer shall accept the Facility within 5 (five) business days of receiving the notification. The Contractor shall bear the risk of accidental loss or damage of the Facility until it is accepted by the Customer in accordance with the set procedure. The risk of loss or damage of the Facility shall be borne by the Customer from the time the Facility is transferred to the Customer (without landscaping), or from the time when acceptance should have taken place if the Customer unreasonably avoids accepting the Facility. The risks related to all other parts of the Work shall be borne by the Customer once the finished construction of the building is accepted by the Customer.

5.13. The Contractor agrees to participate in commissioning the Facility and provide explanations to representatives of inspecting authorities participating in the acceptance process.

5.14. The Contractor shall address the defects identified after acceptance of the Facility and documented in accordance with the procedure specified in clause 5.10. of this Contract in a timely fashion and at its own expense.

5.15. The Customer agrees to begin the process for the Facility to obtain an operating permit within a month after receiving it from the Contractor. If commissioning of the Facility is delayed by 3 (three) months for circumstances beyond the Contractor’s control, the warranty period shall commence as of the day on which the Facility should have been commissioned.

Section 6. CONSTRUCTION SITE

6.1. The Customer shall transfer the Construction Site to the Contractor under a Statement in a condition that allows the Work on the Facility to be started, performed and completed properly and in a timely fashion, in accordance with the procedure and on the terms stipulated by the Contract, no later than on 12/08/2011.

6.2. The Customer shall ensure the performance of the following work at the Construction Site by 03/01/2012, including by contracting with third parties:

6.2.1. Installation of a temporary fence lit from inside the Construction Site around the perimeter within 10 days after this Contract is concluded.

6.2.2. Removal of all underground and surface structures from the Construction Site. These structures shall be removed as follows: within 10 (ten) business days after the day on which this Contract is concluded to the degree required to start the Work at the Construction Site; within 20 (twenty) days: as required for the installation of utility lines at the site in accordance with the Design Documentation; the remainder: by 03/01/2012;

6.2.3. Lighting of the Construction Site within 20 (twenty) business days after the date on which this Contract is concluded;

6.3. The Customer shall facilitate the Contractor’s connection to temporary utility lines via metering devices within 20 days of this Contract being signed.

6.4. The Contractor is authorized to use the Construction Site for the performance of the Work on the Facility, warehousing, storage and use of the Construction Materials used for the performance of the Work on the Facility, equipment and tools, as well as for other uses as required for the adequate performance of the Work on the Facility, until the completion of the Work or the expiration of the Contract (if the Contract expires prior to the completion of Work on the Facility).

6.5. The Contractor shall organize the Construction Site in accordance with the Work Performance Plan (WPP) developed by the Contractor.

6.6. The Contractor may install properly equipped temporary administrative buildings, warehouses (storage facilities), utilities rooms and other temporary buildings and the structures required for the performance of the Work, at the Construction Site.

6.7. The Contractor shall disassemble and remove any temporary buildings, structures and construction debris from the Construction Site within 30 (thirty) business days after the full set of Work on the Facility has been completed, and return the Equipment and/or the Customer’s structures to the Customer under a Statement, in working order (taking into account normal wear and tear) within the timeframe specified in the Statement.

The Contractor shall own the debris accumulated during the course of construction. If the Contractor exceeds the limits set for the recycling and disposal of construction debris, the Customer shall consider the possibility of offering assistance in recycling and disposing the construction debris.

6.8. Work at the Construction Site:

6.8.1. Within 14 (fourteen) business days after receiving the Design Documentation the Contractor shall compile a Work Performance Plan (WPP) and duly receive approvals for it from all concerned authorities, including the Customer, and transfer it to the Customer.

6.8.2. Authorized representatives of the Customer, Engineer and Technical Inspector shall have the right of unimpeded access to all types of Work during the entire period when they are being performed and to the Construction Site at any time, without interfering with the Contractor’s business activity and in compliance with health and safety rules at the Construction Site.

6.8.3. The Customer and the Contractor shall assume full liability for the actions of their representatives at the Construction Site.

6.8.4. The Contractor shall provide security and independently organize the performance of the Work at the Construction Site in accordance with the WPP and the Work Completion Schedule.

6.9. The Contractor shall maintain all other required logs for specialized work in accordance with the law of the Republic of Belarus.

Section 7. OBLIGATIONS OF THE CONTRACTOR

7.1. Performance of the Work in accordance with the terms of the Contract, design documentation and technical regulations, as well as the technical construction sequence.

7.2. Independently determine the number of workers required to perform the Work under this Contract in accordance with the Work Completion Schedule.

7.4. Immediately notify the Customer in writing and suspend Work at the relevant section of the Facility until instructions are received from the Customer if it discovers:

•	substandard Construction Materials or accompanying technical documentation supplied by the Customer;

•

the start of weather conditions that prevent proper performance of the Work under the Contract, prevent performance of specific types of Work in accordance with technical regulations; potential adverse consequences for the Customer which might result from the following its instructions regarding the method for performing the Work;

•

Other extraordinary, unavoidable circumstances beyond the Contractor’s control that jeopardize the quality and/or durability of the results of Work performed or make it impossible to complete the Work on time.

After receiving such a notification, the Customer must consider it within 5 (five) business days and notify the Contractor of its decision. If the Customer insists on the performance of the Customer’s terms, requirements, instructions or requests disputed by the Contractor despite the Contractor’s notification, the Contractor shall not be liable for any potential adverse consequences of their performance.

7.5. The Contractor agrees to rectify defects, deficiencies and incomplete work discovered during construction, acceptance of the Work or during the warranty period that arose through the Contractor’s breach of (failure to perform) the Contract at its own expense in accordance with the procedure stipulated by the Contract. Normal wear and tear of the Construction Materials and Equipment and improper use thereof by the Customer or third parties shall not be covered by the warranty.

7.6. The Contractor shall properly maintain a work performance log on a daily basis and also properly prepare as-built and all other documentation.

7.7. Organize and coordinate the work of subcontractors at the Facility.

7.8. Reimburse Customer’s expenses for supplying electricity and water to the Construction Site within 10 (ten) calendar days of receiving invoices sent by the Customer.

7.10. Ensure that the measures established by law concerning safety, health, industrial sanitation requirements, fire safety and environmental protection for the Contractor’s own employees and subcontractor employees are provided at the Construction Site during the performance of the Work.

7.11. Ensure that the workplaces and support facilities are maintained in accordance with the requirements of the WPP, regulations and the requirements of Gosstroynadzor (State Construction Supervisory Authority) throughout the entire period when the Work is being performed.

7.12. Transfer the documentation required to commission the Facility which the Contractor is required by law to compile.

7.13. Provide for security of the Construction Site (of Equipment and Construction Materials).

7.14. The Contractor shall refrain from the following in any way:

•	Persuade any individual or legal entity participating in the project to refuse any part of the compensation to which it is entitled;

•

Take bribes in connection with the execution of this project from any individual or legal entity or offer bribes to any individual or legal entity, including, but not limited to, any commercial counterparty, subcontractor, consultant, supplier, representative of state authorities or other governmental institutions;

•

request or recommend the involvement of any counterparty, the use of products, materials, equipment, systems, processes or procedures, in which the Contractor has any direct or indirect ownership rights or other financial interest, without the Customer’s express written consent.

Section 8. OBLIGATIONS OF THE CUSTOMER

8.1. Ensure uninterrupted funding of the construction of the Facility in accordance with the terms of the Contract taking into account the provisions of part 2 of clause 5.1.

8.2. Perform acceptance of the Work duly completed by the Contractor under a Statement in accordance with the terms of the Contract.

8.3. Following completion of the Work, the Customer shall provide for the connection of new utility lines to existing networks, either on its own or by engaging third parties.

8.4. When this Contract is signed, the Customer shall have transferred to the Contractor 4 (four) sets of the design documentation with the “Ready for Performance of Work” stamp affixed and an additional electronic version on a magnetic or optical storage device to the extent required to begin the Work.

8.5. Transfer the following documents to the Contractor within 10 (ten) business days after the day on which this Contract is signed:

8.5.1. The geodesic control network for the performance of work, related technical documentation as well as points and signs related to this network that are not fixed and marked in the Construction Site and their physical examination under a statement.

8.5.2. A copy of the document certifying rights to the land plot, copies of the decisions of executive authorities and the State Construction Supervisory Authority that permit the performance of the Work on the Facility, under a statement.

8.6. Organize technical inspection of construction in accordance with TKP 45-1.03-162-2009 and field supervision of construction in accordance with TKP 45-1.03-207-2010. Ensure that the Customer’s representative responsible for technical inspection is present at the Construction Site on an ongoing basis (24 hours a day, if required).

Conclude a contract to hire IDEAB Project Eesti AS as the company responsible for field supervision of the Facility within 15 (fifteen) business days after the day on which the Contract is signed.

8.7. Transfer Construction Materials to the Contractor under a transfer and acceptance statement for the performance of the Work, if the Contract stipulates this obligation for the Customer.

8.8. Comply with health and safety, environmental protection and fire safety requirements that are mandatory for all organizations involved in construction, if third parties are involved in performing work on the Facility, and if third parties are invited onto the Construction Site.

8.9. Provide the required amount of land for the installation of utilities and production areas for employees in accordance with the WPP, approved in accordance with the set procedure.

8.10. Provide the Contractor with authorization from the operator for connection and hookup of new utility lines to the existing networks within 3 (three) business days after receiving such a request.

8.11. Organize the commissioning of the Facility.

Section 9. REPRESENTATIVES OF THE PARTIES

9.1. The Customer may transfer a portion of its obligations under this Contract to the Engineer. The Customer shall inform the Contractor of the conclusion of a contract for engineering services with the Engineer and the Engineer’s purview.

9.2. The Customer shall also appoint a Technical Inspector, which shall be authorized by the Customer to monitor the scope and quality of the Work; to monitor the quality, quantity and other requirements for the Construction Materials used for construction of the Facility; and to perform other responsibilities stipulated by technical regulations of the Republic of Belarus.

9.3. The Contractor shall ensure that the Technical Inspector and the Engineer have unimpeded access to inspect all documents and/or facts provided for by this Contract and/or related thereto and/or to the Facility and/or which are required to perform their duties, if the compiling of such documents and/or the execution of such measures or ensuring their implementation is the duty of the Contractor.

9.4. The Parties shall appoint authorized representatives to resolve any technical or other matters arising during construction of the Facility. The Parties shall inform each other in writing of the full names and other contact details of such authorized representatives and their purview within 5 (five) business days after the conclusion of this Contract. The Parties’ authorized representatives may also be individuals whose purview is specified by the Parties’ constituent documents.

9.5. When conducting Inspections, the Customer shall notify the Contractor of the Inspection in writing no less than one business day prior to the Inspection. The Contractor shall ensure that its representative takes part in the Inspection and other activities provided for by the Contract.

9.6. The Parties may replace their authorized representatives by notifying the other Party thereof. A Party shall be considered to have been informed of the replacement of the other Party’s representative upon receipt of a written notification of such replacement. Actions taken by the authorized representatives of the Parties, as well as documents prepared by them prior to the other Party’s receipt of the notification of their replacement, shall have legal force.

Section 10. LIABILITY OF THE PARTIES

10.1. If the Contractor fails to meet the deadline for starting the Work on the Facility, it shall pay the Customer a late fee of 0.3% of the Contract price for every day of delay.

10.2. If the Contractor fails to meet the deadlines for the performance of the Work specified in the Work Completion Schedule, it shall pay the Customer a late fee of 0.3% of the cost of the delayed Work for every day of delay.

10.3. If the Customer fails to meet the deadlines for the payment for the Work performed, it shall pay the Contractor a late fee of 0.3% of the cost of the Work (of the Facility) that has not been paid for every day of delay.

10.4. The Contractor shall compensate the Customer for fines levied upon the Customer by monitoring or inspecting authorities as a consequence of the Contractor’s failure to meet the deadlines for the performing its obligations under the Contract.

Section 11. WARRANTY PERIOD FOR THE QUALITY OF WORKMANSHIP AND THE PROCEDURE FOR ADDRESSING DEFECTS/DEFICIENCIES DISCOVERED

11.1. The Contractor hereby confirms that the quality of the Work performed under the Contract will comply with the requirements specified in the Contract, design documentation, current laws and technical regulations.

11.2. The Contractor shall be liable for defects and deficiencies in the completed Work and for destruction of the results of the Work during the period stipulated by the law of the Republic of Belarus after the Facility has been commissioned.

11.3. The warranty period shall run from the day on which the Facility is commissioned.

11.4. The Contractor shall assume liability for curing all defects and deficiencies in the Work discovered during the warranty period except those at the fault of the Customer and/or third parties except the Contractor’s employees or subcontractors, including work performed by subcontractors, and if the Work departed from the Design Documentation or was a consequence of another breach of the Contract or violation of the requirements of the law and/or the technical regulations.

11.5. A Contractor representative shall be invited to the Facility to participate in compiling the report on defects and deficiencies and to reach agreement upon the timeframes and procedure for correcting them. This representative must arrive within a reasonable period of time, to be specified by the Customer in the relevant notification.

11.6. If the Contractor’s representative fails to appear within the period of time set by the Customer following receipt of a notification of the inspection date, the report on defects and deficiencies shall be compiled by the Customer without the Contractor and sent to the Contractor together with a cover letter signed by the Customer.

Section 12. FORCE MAJEURE

12.1. Both Parties to the Contract (the Customer and the Contractor) shall be released from liability for failure to perform their obligations under this Contract to the extent that the Party citing the force majeure events is able to prove all of the following: i) those events are beyond its control; ii) it could foresee neither the events nor their consequences at the time the Contract was concluded; iii) it was unable to prevent or overcome those events or their consequences; and iv) those events are extraordinary in nature (force majeure events, hereinafter referred to as the Events).

The circumstances may result from the following:

a) wars, military action, terrorist acts, revolts and revolutions;

b) revolts or civil, disturbances, sabotage and terrorist acts;

c) strikes (other than those involving the Contractor’s employees);

d) natural disasters, such as destructive storms, natural catastrophes beyond the control of the Parties (floods, earthquakes etc.);

12.1.1. The term “force majeure events” does not include: lack of permits, licenses or authorization required for entry or residence or other permit documentation required to perform the Contract and issued by state authorities or other parties, with the exception of refusals to issue permit documentation declared invalid by a decision of a court of the Republic of Belarus, nor a Party’s lack of the required financing or funds.

12.1.2. In Events, the deadline for performing the obligations under the Contract may be postponed for the period during which they are in effect and also by the time required to address their consequences.

12.2. The affected Party shall inform the other Party in writing of such Events without delay and no later than 5 days after they occur. Such notifications shall contain a description of the events and their potential consequences.

The affected Party shall also inform the other Party in writing of the end such Events without delay and no later than 5 days after they end.

Any failure to notify the other Party of such Events or delay in doing so shall prohibit the Party affected from citing such Events.

12.3. A statement from the Chamber of Commerce and Industry of the Republic of Belarus is required as confirmation that such Events occurred and their duration.

12.4. If such Events and/or their consequences last for more than 3 months, either Party may terminate this Contract. In the event of such termination, neither Party may demand compensation of damages or losses from the other Party.

Section 13. DISPUTE RESOLUTION

13.1. All disputes arising from this Contract or related thereto shall be resolved by negotiations between the Parties. Claims under the Contract shall be considered by the Party that receives them within 10 (ten) business days of receipt.

13.2. If the Parties are unable to reach agreement, disputes shall be referred to the Minsk Business Court.

13.3. The applicable law under this Contract shall be the law of the Republic of Belarus.

Section 14. PROCEDURE FOR AMENDING AND TERMINATING THE CONTRACT

14.1 The Contract may be terminated by a written consent of the Parties executed as a single document and by other means stipulated by the Contract for each specific situation.

14.2. The Customer may unilaterally repudiate the Contract in full or in part without recourse to a court by notifying the Contractor in writing, including if:

•	Bankruptcy (insolvency) proceedings are initiated against the Contractor;

•

Completion of the Work, including intermediate stages stipulated by the Work Completion Schedule, is delayed or suspended through the Contractor’s fault by more than 60 (sixty) calendar days or it becomes obvious that Work will not be completed by the deadline stipulated hereunder.

14.3. If an overpayment by the Customer to the Contractor has resulted from the termination of the Contract, the Contractor shall return the difference to the Customer as unjust enrichment within 7 (seven) business days after the day on which the Contract is terminated.

Following termination of the Contract for any of the reasons listed in clause 14.2, the Contractor shall receive payment of the following within 7 (seven) business days after the day of termination:

•	The cost of the Work performed by the Contractor up to the day of termination;

•	The costs incurred by the Contractor up to the point of receipt of the Contract termination notice.

14.4. Unless the Parties agree otherwise, the Contractor must remove any property that is not to be transferred to the Customer from the Construction Site, transfer under a statement the as-built documentation, the property owned by the Customer and the Construction Site to the Customer and bring the Construction Site into the appropriate sanitary condition within 30 (thirty) calendar days after the termination date.

14.5. The Contractor may unilaterally repudiate the Contract in full or in part without recourse to a court by notifying the Customer in writing, if:

•	Bankruptcy (insolvency) proceedings are initiated against the Customer;

•	The Customer systematically (more than twice) delays payment for Work performed and duly accepted by more than 20 (twenty) calendar days.

14.6. Termination of the Contract on grounds stipulated in clause 14.5. of the Contract shall give the Contractor the right to demand payment for Work performed up to the day of termination and other costs incurred by the Contractor up to the time when the Customer received the notice of termination.

14.7. The time given by the Party in the notification of repudiation of the Contract may not be less than 10 (ten) business days after the day on which the other Party receives the notice.

14.8. The Parties shall sign settlement reconciliation statements within 20 (twenty) business days after the termination of the Contract, and complete any actions to inspect the scope and quality of the Work performed on the Facility up to the time of Contract termination and transfer of the Facility to the Customer.

The expenses arising from the early termination of the Contract shall be borne by the Party responsible for early termination.

14.9. Changes in material circumstances, including those that could not have been foreseen when the Contract was signed, shall not serve as grounds for amending and/or terminating the Contract.

14.10. The Contract may be amended only on the basis of a written agreement signed by authorized representatives of the Parties, except as specified in subclauses 3.1., 5.4., 14.2. and 14.5. of the Contract.

Section 15. MISCELLANEOUS

15.1. The Parties hereby represent and warrants that:

•

They are fully authorized to conclude and perform the Contract and the obligations and responsibilities stipulated in it in accordance with the law of the Republic of Belarus and to comply with the terms specified herein;

•	All actions required for the proper and lawful execution of the Contract and performance of the obligations thereunder have been taken;

•	Neither Party has been subjected to threats, violence, or financial pressure or misled for the purpose of ensuring that the Contract is signed on the terms specified herein;

15.2. The Parties have reached agreement upon all the conditions that are required to ensure that both Parties consider the Contract to have been concluded.

15.3. If any provision of this Contract is or becomes partially or fully invalid, this shall not affect the remaining provisions of the Contract. In such cases, the Parties hereby agree to conclude a supplemental agreement as quickly as possible to replace the invalid provisions of the Contract with other, legally valid, provisions, which, insofar as possible, achieve the same financial and legal outcomes as intended in the invalid provision of the Contract.

15.4. All appendices to the Contract shall be integral parts thereof.

15.5. The Contract has been concluded in Russian and English in two identical counterparts. The Russian version of the Contract shall take precedence during interpretation of the Contract and consideration of claims and disputes.

15.6. The Contract shall come into force (be considered to have been concluded) when it is signed and sealed by the Parties and shall remain in force until the Parties fully perform their obligations.

15.7. Once the Contract is concluded, all previous negotiations between the Parties, correspondence, previous agreements, memoranda of intent and other documents regarding matters concerning obligations under the Contract shall lose all legal force.

15.8. All correspondence between the Customer and the Contractor shall be conducted in Russian by registered mail with notification of receipt or by courier.

15.9. The Parties shall take measures to protect each other’s commercial secrets and confidential know-how, documentation, designs, drawings and information they receive from each other.

15.10. Unless the Contract directly stipulates otherwise, notifications must be made in writing using the address given as the postal address in this Contract or hand delivered against their signature to the recipient Party’s authorized representative.

16. ADDITIONAL TERMS

16.1. The Contractor shall fully comply with the applicable law, legal norms, decrees and rulings (hereinafter referred to as the Law) and with EPAM policy and the procedures at the relevant time (hereinafter referred to as the Policy). The above notwithstanding, the Contractor agrees to act in strict compliance with the Foreign Corrupt Practices Act of the United States, the UK Bribery Act, the Regulation of the Office of Foreign Assets Control of the United States Department of the Treasury and any other current or future applicable laws aimed at preventing bribery, corruption and money laundering.

16.2. The Contractor hereby agrees that if i) any of its directors, employees, officials or agents is or becomes employed by any government organization, institution, intermediary agency, governmental executive body, political party or public international organization; or ii) anyone employed by any government organization, institution, intermediary agency, governmental executive body, political party or public international organization owns or acquires, directly or indirectly, shares or other beneficiary interest in the Contractor’s company, the Contractor shall inform the Customer thereof in writing as soon as it is notified of such a transaction. Upon receiving the relevant notification and the provisions of this Contract notwithstanding, the Customer may immediately terminate this Contract without any liability.

16.3. The Contractor shall take any and all measures necessary and/or measures requested by the Customer to comply with all laws and requirements to ensure that this Contract has legal force. The Contractor hereby agrees to make no payments and to refuse to approve any such payments nor to take or agree to any actions that are related to the direct or indirect transfer of money or gifts to a third party, if such transfer can be considered to be an illegal payment in accordance with the Law and the Policy or can serve as a reason for the Customer’s violation of the Law or the Policy.

16.4. The Contractor hereby represents, warrants and agrees that: the Contractor, its directors, employees, officials, agents and shareholders shall make no payments directly or indirectly, promise to pay or allow the payment of any funds, nor transfer, promise to transfer or allow the transfer of any tangible property to individuals, organizations, employees or officials of any government organization, institution or government intermediary agency (including any employee or official of the United States or US government organization, institution or government intermediary agency) or any employee or official of any public international organization, in order to influence the actions or decisions of such officials or employees in connection with the performance of obligations under this Contract. No payments, approvals and/or promises of the payment of money or transfer of gifts described in subsection 16.4. have been made prior to the conclusion of this Contract.

16.5. The Contractor hereby represents, warrants and agrees that: all permits, licenses, contracts and any other rights, interests and/or resources which are owned by the Contractor or have been transferred, sold, provided under a license or otherwise sent by the Contractor to the Customer, in full or in part, related to the subject of this Contract, or those that may be transferred, sold, provided under a license or otherwise sent by the Contractor to the Customer, in full or in part, in the future, related to the subject of this Contract, were obtained in accordance with the provisions of subsection 16.4. and in compliance with all applicable laws aimed at preventing bribery and corruption.

16.6. The provisions of this Contract notwithstanding, if the Customer receives information that it, at its sole discretion, considers on the basis of sufficient grounds to be evidence that the Contractor has breached any of the provisions specified in subsections 16.2., 16.3., 16.4. and 16.5. (Obligations), the Customer shall contact the Contractor and may subsequently terminate this Contract immediately without any liability.

16.7. If the Customer independently believes that the obligations, representations or warranties in respect of this Section of this Contract have been breached, the Customer may audit the Contractor’s accounts and documents and/or suspend any future payments until it receives sufficient information to prove that no such breach occurred or will occur, and/or may immediately terminate this Contract without any liability (including with respect to making any payments) in addition to any and all court action available under the law and in equity. If obligations are breached, all requirements in respect of making any payments (including requirements for sales and services that have been provided) shall be invalid and all payments must be refunded to the Customer.

16.8. Performance guarantee: the Contractor hereby represents, warrants and agrees that: a) all materials and equipment shall, at the very least, comply with standards specified in the relevant documents, but must under no circumstances fail to comply with the requirements in respect of their condition, suitability for work or quality, must be properly packed, protected and stored in a manner that prevents damage during transportation, inclement weather, theft or other factors, and must not be subject to retention, encumbrance or third-party rights; b) the Work shall correspond to the agreed objective; c) Work shall be performed in compliance with the specifications and design documentation for the Facility and the technical standards and codes of the Republic of Belarus; and d) Work and services shall comply with the law, legal standards, decrees and rulings.

16.9. Indemnity: the Contractor shall indemnify the Customer, Customer affiliates and all directors, officers, employees and agents for claims and guarantee compensation of any amounts paid in connection with damages, losses, expenditures and costs as well as court costs, including reasonable legal fees arising in connection with the performance of the Work, including professional services provided by the Contractor, related to a) bodily harm, illness, death or destruction of property, b) failure by the Contractor and/or its representatives to comply with the applicable law, legal standards, decrees and/or rulings, c) payments for equipment, materials, services and/or wages and/or compensation, and/or d) negligence or deliberate actions by the Customer or its representatives.

The Contractor agrees to compensate all losses incurred by third parties during the performance of this Contract.

Section 17. APPENDICES TO THE CONTRACT.

Appendix 1	Work Completion Statement. Form;
Appendix 2	Certificate of Work Completed. Form;
Appendix 3	Construction Site Transfer Statement. Form;
Appendix 4	Request for an Advance Payment for a Specific Purpose. Form
Appendix 5	List of Construction Materials Supplied by the Contractor;
Appendix 6	Payment Schedule;
Appendix 7	Work Completion Schedule;
Appendix 8	Structure and Content of Design Documentation;
Appendix 9	Delivery Schedule for Construction Materials Supplied by the Contractor;
Appendix 10	Specifications for Construction Materials Supplied by the Contractor under the First Advance Payment for a Specific Purpose;
Appendix 11	Statement regarding the Use of a One-off Advance Payment for a Specific Purpose. Form;
Appendix 12	List of Work Not Included in the Contract price;
Appendix 13	Documents Confirming the Purview of the Parties’ Representatives.

Section 18. CONTACT INFORMATION AND SIGNATURES OF THE PARTIES

CONTRACTOR	CUSTOMER

Ideab Project Eesti AS

Registration number: 10673734,

96 Nymmee St.,

Tallinn, Estonia, 13418

Tel: +372 5117934

Fax: +372 6563 263

e-mail: info@ideabpro.com

IBAN 942200221015589654 Hansabank,

12 Liivalaia St., Tallinn, Estonia

FLLC “EPAM Systems”

Office 110, building 1, 1 Ak. Kuprevicha St.,

Minsk, 220141

Current account 3012006710015, OAO

Priorbank, CBU 113, Minsk, code 749

OKPO [Russian National Classifier of

Businesses and Organizations] 375 174 42

UNN [Taxpayer Registration Number] 101

546 673

Tel: (017) 389 01 00, (017) 389 01 00
Management Committee Member	Fax: (017) 268 66 99

General Director
/s/ G. V. Nikitina	G. V. Nikitina
		/s/ S.F. Divin	S.F. Divin

Appendix 1

To Construction Contract No. IPB 1.5./103

Form

Work / Phase

Completion Statement

For                           20

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Contract dated “    ”                      2011 No. IPB 1.5./103

Additional agreement dated                      No.

Contract price as of the contract execution date in US dollars: USD17,208,955.30

Work start date: 8 December 2011

Work completion date: 15 September 2012

(US dollars)

Rationale	Type of work / phase	Volume and cost of the contract price, total		Completed				Remaining balance
				Since the start of construction		During the reporting period
		volume	price	volume	price	volume	price	volume	price

Contract price as of the contract execution date – total

Total work completed taking into account the cost change ratio

Including: Contractor materials

Rationale	Type of work / phase	Volume and cost of the contract price, total		Completed				Remaining balance
				Since the start of construction		During the reporting period
		volume	price	volume	price	volume	price	volume	price

Contributions to innovation fund

Taxes, charges, contributions deducted from revenue (excluding VAT)

VAT

CALCULATION OF THE COST OF MATERIAL EXPENDITURES (CONTRACTOR MATERIALS)

Item No.	Name, brand, country of origin	Unit	Quantity	Price excluding VAT, US dollars	Cost excluding VAT, US dollars	VAT @ 20%, US dollars	Cost including VAT, US dollars
1	2	3	4	5	6	7	8
1.1.

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G.V. Nikitina	S.F. Divin

Appendix 2

To Construction Contract No. IPB 1.5./103

Form

Statement

on the cost of work / phases completed

For                           20

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Contract dated                           2011 No. IPB 1.5./103

Additional agreement dated                      No.

Contract price as of the contract execution date in US dollars: USD17,208,955.30

Work start date: 8 December 2011

Work completion date: 15 September 2012

Name of Item	Cost of work completed, US dollars
	Since the start of		During the reporting period
	construction	year

Total under the contract price at the prices in effect when the contract was executed

Including:

Deductions to innovation fund

Taxes, charges, deductions from revenue (excluding VAT)

VAT

Cost of materials supplied by the contractor

Cost of additional work / services not included in the contract price - total

Including:

Deductions to innovation fund

Taxes, charges, deductions from revenue (excluding VAT)

Name of Item	Cost of work completed, US dollars
	Since the start of		During the reporting period
	construction	year

VAT

Cost of work performed for statistical reporting

Cost of equipment purchased by the contractor on client instructions - total

Including VAT

Deducted during settlements for work performed - total

Including:

Advance payment for contractual work

Total due for payment

For Reference:

Name of Item	Total, US dollars
	Since the start of		During the
	construction	year	reporting period
Advance payments for specific purposes transferred to the Contractor

Construction materials delivered to the construction site

Construction materials used by the Contractor for construction

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G. V. Nikitina	S. F. Divin

Appendix 3

To Construction Contract No. IPB 1.5./103

Form

Site

Transfer Statement

Minsk	2011

Site: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevich St. in Minsk

Customer: FLLC “EPAM Systems”

Contractor: Ideab Project Eesti AS

The Customer, represented by             , has transferred, and the Contractor, represented by             , has accepted for construction of the Facility, a plot of land (site) allocated in accordance with the decision of the Minsk City Executive Committee             in a condition that allows construction work to begin.

In addition to the transfer of the Construction Site, the Contractor has also received the geodesic control network and related technical documentation, as well as points and signs related to this network fixed and marked in the construction site.

Contractor		Customer
Ideab Project Eesti AS		FLLC “EPAM Systems”

	G. V. Nikitina		S. F. Divin

Appendix 4

To Construction Contract No. IPB 1.5./103

Form

REQUEST FOR AN ADVANCE PAYMENT FOR A SPECIFIC PURPOSE

Minsk	2011

Site: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Please make an advance payment to facilitate the purchase of the following construction materials:

No.	Name, manufacturer, supplier, brand, units (technical characteristics)	Quantity	Payment deadline	Amount	Delivery date
1
2
3

Procedure for making the advance payment:

Wire transfer using the following details:

Attachments:

CONTRACTOR:

G. V. Nikitina

Contractor		Customer
Ideab Project Eesti AS		FLLC “EPAM Systems”

	G.V. Nikitina		S.F. Divin

Appendix 5

To Construction Contract No. IPB 1.5./103

LIST OF CONSTRUCTION MATERIALS

SUPPLIED BY THE CONTRACTOR

Minsk	2011

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Expanded list in which the proportions of material costs may vary within the section cost / contract cost. The quantity of construction materials supplied is given for reference. If there are differences in the quantity of the construction materials given in this Appendix, the quantity given in project documents shall be used.

Section Nos.	MATERIALS	Unit	Quantity	Cost (US dollars)

1.	REINFORCED CONCRETE MATERIALS AND PRODUCTS and auxiliary materials and components			600,000

1.1	Concrete	m3	2100

1.2	Reinforcement metal	tons	110

1.3	Basement panels	pc	28

1.4	Ground floor slab	m3	310

1.5	Lift devices and equipment

2.	METAL FRAME, PREFAB STAIRWELL COMPONENTS, COVERING (roof), water disposal system, auxiliary materials and components			4,750,000

2.1	Building frame	pc	2068

2.2	Clerestory frames	m	830

Section Nos.	MATERIALS	Unit	Quantity	Cost (US dollars)

2.3	Glass facade beams	m	3015

2.4	Exterior stairways	pc	2

2.5	Interior stairways	pc	2

2.7	Passageway framework	pc	1

2.8	Ventilation shafts	pc	2

2.9	Fasteners and auxiliary materials (bolts, plates, corners)

2.10	Water disposal system	m	470

2.11	Main entrance canopy, entrance canopies, main entrance stairs	pc	4

2.12	Roofing	m2	2500

2.13	Embedded fasteners and auxiliary materials

3.	FLOORING, auxiliary materials and components			700,000

3.1	Permanent decking	m2	11650

3.2	Vibration-regulating surface for air conditioners	m2	370

4.	GLASS FACADE, windows, central glass door, auxiliary materials and components			540,000

4.1	Windows	pc	940

4.2	Glass facade	m2	1700

5.	SECURITY PERIMETER			720,000

5.1	Wall panels	m2	6600

5.2	Shaped elements	m	150

5.3	Decorative facade elements	m	4300

5.4	Canopies	m	5

5.5	Central stairway	pc	2

Section Nos.	MATERIALS	Unit	Quantity	Cost (US dollars)

5.6	Emergency escape stairways	pc	2

5.7	Auxiliary materials and components

6.	THYSSENKRUP ELEVATORS • auxiliary materials and components	pc	4	415,000

7.	VENTILATION EQUIPMENT			960,000

7.1	Ventilation systems	Sets	2

7.2	Air conditioning systems	Sets	2

7.3	Auxiliary elements, fasteners, fixtures

8.	UTILITIES EQUIPMENT			363,000

8.1	Electrical room	pc	1

8.2	Water meter	pc	1

8.3	Booster station	pc	1

8.4	Heating systems	pc	1

8.5	Cable systems	pc	1

8.6	Components, auxiliary elements

9.	FINISHING MATERIALS			3,700,000.30

	Partitions, glass partitions	pc	122

	Furniture sheets, HPL [High-pressure laminates]	pc	1200

	Lighting fixtures	pc	890

	Stair treads	Spans	45

	Poured floors	m2	2883

	Rolled floor covering	m2	9537

	Artificial grass	m2	750

	Ceramic tiles	m2	1846

	Interior doors	pc	307

Section Nos.	MATERIALS	Unit	Quantity	Cost (US dollars)

	Exterior doors	pc	40

	Fire doors	pc	144

	Plumbing fixtures: toilets, basins, showers	pc	257

	Components, fasteners, auxiliary and sealing materials, sealers, silicones, pumped materials, sockets, switches, electric cables, putty, primer, paints

	TOTAL (Inclusive of taxes, duties and delivery costs)			13,740,955.30

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G. V. Nikitina	S. F. Divin

Appendix 6

To Construction Contract No. IPB 1.5./103

PAYMENT SCHEDULE

Minsk	2011

Site Name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Construction months / phases	Total payments for the phase (work, construction materials) in US dollars	Including:
		Total advance payments for specific purposes made during the period (purchasing construction materials)	Advance payments for contract work for the phase	Payment for work performed during the current month
Reason for payment		Request for an advance payment for a specific purpose (Appendix 4)	Contractor invoice issued 10 days before payment	Work Completion Statement, statement on work completed
08/12/2011 – 20/12/2011	800,000.00	700,000.00		100,000.00
21/12/2011 – 20/01/2012	400,000.00		200,000.00	200,000.00
21/01/2012 – 20/02/2012	1,930,000.00	1,530,000.00	200,000.00	200,000.00
21/02/2012 – 20/03/2012	1,730,000.00	1,330,000.00	200,000.00	200,000.00
21/03/2012 – 20/04/2012	2,345,000.00	1,945,000.00	200,000.00	200,000.00
21/04/2012 – 20/05/2012	3,970,000.00	3,470,000.00	250,000.00	250,000.00
21/05/2012 – 20/06/2012	2,950,000.00	2,450,000.00	250,000.00	250,000.00
21/06/2012 – 20/07/2012	2,652,955.30	2,152,955.30	250,000.00	250,000.00
21/07/2012 – 15/09/2012	163,000.00	163,000.00
15/10/2012	268,000.00			268,000.00

TOTAL	17,208,955.30	13,740,955.30	1,550,000.00	1,918,000.00

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G. V. Nikitina	S. F. Divin

Appendix 7

To Construction Contract No. IPB 1.5./103

WORK COMPLETION SCHEDULE

Minsk	2011

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
WPP[1]	During the period at the contract price as of the contract execution date			100,000		X
WPP	Preparation period					X
WPP	Construction camp organization	10%				X
	• Preparing site for construction service buildings
	• Connecting construction service buildings to electricity hook-up point

[1]	WPP – Work Production Plan

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
	• Setting up temporary sewer at the connection point
	• Preparing biotoilet site
	• Preparing site for storage of non-flammable materials
WPP	Temporary buildings	10%				X
	• Preparing a site for vehicle tire washing
WPP	General site work	10%				X
	• Organizing site staking
	• Preparing site for temporary roads
MP	Vertical grading (start)	10%				X
	• Soil transfer in accordance with the project
	During the period at the contract price as of the contract execution date			500,000	100,000		X
WPP	Organization of construction camp	70%	80%				X
WPP	Temporary buildings	70%	80%				X
WPP	General site work	70%	80%				X

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
MP2	Vertical grading	60%	70%			X
MP	Earthworks	50%				X
MP RCS[3]	Foundation compaction	50%				X
MP RCS	Gravel base	50%				X
MP RCS	Other foundations	50%				X
MP RCS	Backfill to el. 1,000	30%				X
MP RCS	Backfill to el. 0.030	30%				X
DD4	During the period at the contract price as of the contract execution date			1,200,000	800,000		X
WPP	Organization of the construction camp	20%	100%				X
WPP	Temporary buildings	20%	100%				X
WPP	General site work	20%	100%				X
MP	Vertical grading	30%	100%				X

[2]	MP – Master plan
[3]	RCS – Reinforced Concrete Structures
[4]	DD – Design Documentation

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
MP RCS	Foundation compaction	50%	100%					X
MP RCS	Gravel base	50%	100%					X
MP RCS	Other foundations	40%	90%					X
MP RCS	Backfill to el. 1.000	60%	90%					X
RMC	Installation of basement panels	50%						X
MP RCS	Backfill to el.0.030	60%	90%					X
MP RCS MS5	Installation of columns	20%						X
	During the period at the contract price as of the contract execution date			1,630,000	1,230,000				X
MP RCS	Other foundations	10%	100%						X
MP RCS	Backfill o el. 1.000	10%	100%						X
MP RCS	Backfill to el. 0.030	10%	100%						X
MP RCS	Installation of basement panels	50%	100%						X
MP RCS MS	Installation of columns	30%	50%						X
MS	Installation of beams	30%							X

[5]	MS – Metallic Structures

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
MS	Installation of ties	20%							X
RCS MS	Installation of flooring	20%							X
	During the period at the contract price as of the contract execution date			2,390,000	1,990,000					X
MS	Installation of columns	30%	80%							X
MS	Installation of beams	30%	60%							X
MS	Installation of ties	30%	50%							X
RCS MS	Installation of flooring	30%	50%							X
AS MS RCS	Installation of envelope structures	20%								X
AS MS RCS	Installation of stairs	20%								X
	During the period at the contract price as of the contract execution date			2,522,955	2,022,955.3
MS	Installation of columns	20%	100%								X
MS	Installation of beams	30%	90%								X
MS	Installation of ties	30%	80%								X
RCS MS	Installation of flooring	30%	80%								X

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
AS6 RCS MS	Installation of envelope structures	30%	50%								X
AS MS RCS	Installation of stairs	30%	50%								X
AS RCS MS	Roofing application	30%									X
AS MS HV7 PS8 EL9, MB10	Installation of utility equipment	20%									X
	During the period at the contract price as of the contract execution date			3,390,000	2,890,000
MS	Installation of beams	10%	100%									X
MS	Installation of ties	20%	100%									X
RCS MS	Installation of flooring	20%	100%									X
AS RCS MS	Installation of envelope structures	30%	80%									X X
AS RCS MS	Installation of stairs	30%	80%									X

[6]	AS – Architectural Solution
[7]	HV – Heating and Ventilation
[8]	PS – Plumbing and Sewage
[9]	EL – Electrical Lighting
[10]	MB – metal sheathing, braiding over hoses, cables

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
AS RCS MS PS	Roofing application	30%	60%									X
AS MS HV	Installation of utility equipment	30%	50%									X
AS VK MS RCS	Installation of ventilation equipment	30%										X
AS MS RCS	Elevator installation	40%										X
AR	Specialized interior work	15%										X
	During the period at the contract price as of the contract execution date			3,045,000	2,545,000								X
AS RCS MS	Installation of envelope structures	20%	100%										X
AS MS	Installation of stairs	20%	100%										X
AS RCS MS PS	Roofing application	40%	100%
AS MS HV EL	Installation of utility equipment	30%	80%										X
AS PS MS RCS	Installation of ventilation equipment	40%	70%										X
AS MS RCS	Elevator installation	40%	80%										X
AR	Specialized interior work	45%	60%										X
	During the period at the contract price as of the contract execution date			2,431,000	2,163,000									X

				Cost in US dollars
		Completion %	Overall completion %		Including:
						total by month
Basis	Name of Work / Phase			Total	Materials	08/12 - 20/12/11	21/12/11- 20/01/12	21/01 - 20/02/12	21/02 - 20/03/12	21/03 - 20/04/12	21/04 - 20/05/12	21/05 - 20/06/12	21/06 - 20/07/12	21/07- 15/09/12
AS MS HV PS EL, MB, EL, CS11	Installation of utility equipment	20%	100%											X
AS PS MS RCS	Installation of ventilation equipment	30%	100%											X
AS MS RCS	Elevator installation	20%	100%											X
AR	Specialized interior work	40%	100%											X

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”
G.V. Nikitina	S.F. Divin

[11]	CS – Communications Systems

Appendix 8

To Construction Contract No. IPB 1.5./103

STRUCTURE AND CONTENT OF DESIGN DOCUMENTATION

Minsk	2011

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Structure and content of design documentation:

1.	General section

2.	Master plan

3.	Architectural solutions

•	Wall plan with dimensions

•	Furniture and plumbing equipment distribution plan, facility premises legend;

•	Wall surfacing plan;

•	Breakdown of walls in bathrooms with tiling details for different color solutions;

•	Breakdown of walls in kitchen area with tiling details for different color solutions;

•	Door specifications;

•	Finishing journal;

4.	Building structures

5.	Technical solutions

6.	Heating

7.	Heating supply

8.	Ventilation

9.	Water supply and sewerage

10.	Electricity

11.	Instructions and rules for use of the building

12.	Energy efficiency

The design project together with the finishing work sheet approved by the Customer shall be transferred to the Contractor by 1 April 2012 as follows:

Standard floor design project:

•	Standard floor room legend;

•	Lighting equipment position plan with dimensions;

•	Floor plan by levels, with the required dimensions;

•	Breakdown of walls in bathrooms with tiling details;

•	Specification (sheet) for finishing materials;

•	3D visualization of interior design

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G. V. Nikitina	S. F. Divin

Appendix 9

To Construction Contract No. IPB 1.5./103

DELIVERY SCHEDULE

for construction materials supplied by the Contractor

Minsk	2011

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Requests for advance payments for specific purposes and shipping documentation must include full specifications for the delivered materials, marking, quantity, composition and price.

The schedule may be amended in accordance with the manufacturer’s documentation on approval by the Customer.

No.	Item	Advance payment total	Payment deadline	Delivery date
1	REINFORCED CONCRETE MATERIALS AND PRODUCTS and auxiliary materials and components.	100,000	In accordance with clause 4.3 of the Contract	Within 60 days
		200,000	06/02/2012	20/02/2012
		200,000	21/02/2012	28/02/2011
		100,000	15/03/2012	30/03/2012
	TOTAL for the section	600,000
2	METAL FRAME, PREFAB STAIR COMPONENTS, COVERING: buildings, continuous windows, glass facade, crossover, exterior and interior stairs, utility shafts, roofing; Embedded fasteners and auxiliary materials	600,000	In accordance with clause 4.3 of the Contract	Within 60 days
		830,000	08/02/2012	20/02/2012
		830,000	25/02/2012	20/03/2012

No.	Item	Advance payment total	Payment deadline	Delivery date
		830,000	20/03/2012	15/04/2012
		830,000	15/04/2012	30/04/2012
		830,000	30/04/2012	15/05/2012
	TOTAL for the section	4,750,000
3	FLOORING	500,000	08/02/2012	06/03/2012
		200,000	10/03/2012	20/03/2012
	TOTAL for the section	700,000
4	SECURITY PERIMETER	400,000	20/03/2012	30/04/2012
		160,000	30/04/2012	15/05/2012
		160,000	15/05/2012	10/06/2012
	TOTAL for the section	720,000
5	WINDOW GLASS FACADE	300,000	05/03/2012	20/04/2012
		120,000	20/04/2012	15/05/2012
		120,000	15/05/2012	15/06/2012
	TOTAL for the section	540,000
6	ELEVATORS	415,000	20/03/2012	18/05/2012
	TOTAL for the section	415,000
7	VENTILATION EQUIPMENT	500,000	20/05/2012	30/06/2012
		460,000	30/06/2012	20/07/2012
	TOTAL for the section	960,000
8	UTILITY EQUIPMENT	300,000	20/04/2012	15/06/2012
		300,000	15/06/2012	25/06/2012
		300,000	25/06/2012	10/07/2012
		300,000	10/07/2012	20/07/2012
		163,000	20/07/2012	30/07/2012
	TOTAL for the section	1,363,000
9	FINISHING MATERIALS	400,000	20/04/2012	10/05/2012
		550,000	10/05/2012	20/05/2012
		550,000	20/05/2012	30/05/2012
		550,000	30/05/2012	10/06/2012

No.	Item	Advance payment total	Payment deadline	Delivery date
		550,000	10/06/2012	20/06/2012
		542,955.30	20/06/2012	30/06/2012
		550,000	30/06/2012	15/07/2012
	TOTAL for the section	3,700,000.30
	TOTAL	13,740,955.30

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G.V. Nikitina	S.F. Divin

Appendix 10

To Construction Contract No. IPB 1.5./103

SPECIFICATIONS FOR CONSTRUCTION MATERIALS SUPPLIED BY THE

CONTRACTOR

UNDER THE FIRST ADVANCE PAYMENT FOR A SPECIFIC PURPOSE

Minsk	2011

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Delivery start date: 06/02/2012

Product	Unit	Quantity	Price per unit, (US dollars)	Total, (US dollars)

1. REINFORCEMENT METAL, A400C, Ø6, Ø8, Ø14, Ø20, Ø22,Ø25	tons	20	1,200	24,000

2. Concrete	m3	196	75	14,700

3. Columns

HFB 240 (1-3)	pc	4	4,100	16,400

HEB 300 (1-3)	pc	8	5,800	46,400

HEM 300 (1-3)	pc	12	11,800	141,600

HEM 220 (1-3)	pc	15	5,800	87,000

HEM 320 (1-3)	pc	2	12,100	24,200

HEB 450 (1-3)	pc	4	8,500	34,000

HEB 200 (1-3)	pc	2	3,200	6,400

Product	Unit	Quantity	Price per unit, (US dollars)	Total, (US dollars)

HEM 240 (1-3)	pc	16	5,500	88,000

HEB 300 (1-3)	pc	5	4,100	20,500

HEM 300 (1-3)	pc	4	8,200	32,800

4. Beams:

IPE 450	pc	40	4,100	164,000

TOTAL				700,000

Contractor	Customer
Ideab Project Eesti AS	FLLC “EPAM Systems”

G. V. Nikitina	S. F. Divin

Appendix 11

To Construction Contract No. IPB 1.5./103

Form

Statement No.

Regarding the use of the one-off advance payment for a specific purpose

Minsk	2011

Site Name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

Pursuant to Contract No. IPB1.7/103 dated                   2011 executed by the Customer and the Contractor, the parties hereby confirm use of an advance payment for a specific purpose in the amount of              made on                   and the delivery of the following construction materials:

No.	Product	Unit of measure	Quantity	Price per unit, (US Dollars)	Total, (US Dollars)

By signing this act, the Parties confirm that the goods have been delivered in full with all the required components and that the price is in line with the application for an advance payment for a specific purpose dated                   2011.

Notes

This act is executed in 2 identical counterparts, one for the Customer and one for the Contractor.

Contractor	Customer
Ideab Project Eesti AS	EPAM Systems Ltd.

G. V. Nikitina	S. F. Divin

Appendix 12

To Construction Contract No. IPB 1.5./103

List of work not included in the Facility construction price

Minsk	2011

Site name: Scientific and Production Building in accordance with General Plan No. 1 in the High-Tech Park on Kuprevicha St. in Minsk

Customer: Foreign Limited Liability Company “EPAM Systems”

Contractor: Ideab Project Eesti AS

	Type of work	Design documentation section
1	Landscaping	MP
• Construction of sidewalks and approach roads;
• Asphalt road surfacing for parking;
• Pouring of building perimeter paving;
• Setup of a trash container site;
• Planting of trees and bushes;
• Installation of flowerbeds;
• Installation of lawns.
• Small-scale architectural features
2	Exterior utility networks (from the first well or connection device to the connection point in accordance with the technical specifications)	External and on-site utilities networks
Water supply networks
Heating supply networks
Plumbing networks
Power supply networks
Storm sewer systems
Waste sewer systems
Communication networks
Fiber-optic networks
3	Structures	Off- and on-site utility networks
Transformer substation 1
Transformer substation 2
Rainwater treatment structures
Diesel generator
DPC cooling towers
Trash container site
4	DPC (Data Processing Center) and all networks and systems that support it, active production equipment (computer peripherals)	GP, AS, CS HVAC, PS, CS, ES12, EM13, EL, fire protection measures, external and on-site utilities networks

[12]	ES – Electrical Supply

	Type of work	Design documentation section
5	Exterior lighting, building lighting, company logo / sign	GP, AS, ES, PE, EL external and on-site utilities
6	Evaluation and removal of topsoil at the construction site
7	Supply, installation, testing and commissioning of the Customer’s active production equipment (computer peripherals) for the Facility
8	Supply and installation of kitchen equipment, testing and commissioning
9	Supply and installation of the turnstile system, testing and commissioning
10	Installation and testing of security system terminal equipment, video surveillance and access systems equipment

Contractor		Customer
Ideab Project Eesti AS		FLLC “EPAM Systems”

	G. V. Nikitina		S. F. Divin

[13]	PE –Power Equipment